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[TORYS LLP LOGO]                                                     Exhibit 5.2

                                                            Suite 3000
                                                            79 Wellington St. W.
                                                            Box 270, TD Centre
                                                            Toronto, Ontario
                                                            M5K 1N2 Canada

                                                            TEL 416.865.0040
                                                            FAX 416.865.7380

                                                            www.torys.com


                                                                    June 3, 2003

TO: SECURITIES AND EXCHANGE COMMISSION


Dear Sirs/Mesdames:

                                    CONSENT

     We hereby consent to the reference to our name on the cover page and under the headings "Certain Canadian Federal Income Tax Information for Canadian Residents" and "Legal Matters" in the prospectus contained in the amendment to the registration statement on Form F-10 being filed on June 3, 2003 by Rogers Communications Inc.


                                             Yours truly,

                                             /s/ TORYS LLP